                                                                   EXHIBIT 10.12

                                      THE
                         WADDELL & REED FINANCIAL, INC.

                             RETIREMENT INCOME PLAN


                   (AMENDED AND RESTATED AS OF MARCH 1, 1998)

                                   BACKGROUND
                                   ----------

          Effective as of January 1, 1973, Continental Investment Corporation, a predecessor of United Investors Management Company, established a defined benefit pension plan ("Plan") which is intended to be qualified pursuant to the provisions of the Internal Revenue Code of 1986, as amended. Subsequently, the Plan has been known as the Liberty Financial Services, Inc. Retirement Income Plan, the Torchmark Financial Services, Inc. Retirement Income Plan and the TMK/United, Inc. Retirement Income Plan. Effective January 1, 1989, the Plan was renamed the United Investors Management Company Retirement Income Plan. The Plan is intended to provide eligible employees of the Company, and those of any affiliate which adopts the Plan, with a supplemental source of retirement income.

          Effective as of January 1, l989, the Plan was amended and restated to comply with the Tax Reform Act of l986. The Plan was further amended effective January 1, 1993.

          Effective as of March 1, 1998, WADDELL & REED FINANCIAL, INC. (the "Company") and its affiliates assumed sole sponsorship of the Plan and made certain amendments to the Plan as set forth herein.

          The benefit under the Plan of any participant who terminates employment or becomes disabled shall be determined in accordance with the provisions of the Plan as in effect on the date of such termination of employment or disability.

                               TABLE OF CONTENTS
                                                                            Page

BACKGROUND .............................................................       i

TABLE OF CONTENTS ......................................................      ii

ARTICLE 1 - DEFINITIONS ................................................     1-1
            "Accrued Retirement Benefit" ...............................     1-1
            "Actuarial Equivalent" .....................................     1-1
            "Administrative Committee" .................................     1-1
            "Administrator" ............................................     1-1
            "Affiliate" ................................................     1-1
            "Beneficiary" ..............................................     1-2
            "Benefit Commencement Date" ................................     1-2
            "Board of Directors or Board" ..............................     1-2
            "Code" .....................................................     1-2
            "Company" ..................................................     1-2
            "Comparable Plan" ..........................................     1-2
            "Compensation" .............................................     1-2
            "Covered Compensation" .....................................     1-3
            "Credited Service" .........................................     1-4
            "Deferred Retirement" ......................................     1-4
            "Defined Benefit Plan" .....................................     1-4
            "Defined Contribution Plan" ................................     1-4
            "Disability" ...............................................     1-4
            "Early Retirement" .........................................     1-4
            "Effective Date" ...........................................     1-4
            "Eligible Employee" ........................................     1-4
            "Employee" .................................................     1-5
            "Employer" .................................................     1-5
            "Employment" ...............................................     1-5
            "Entry Date" ...............................................     1-5
            "ERISA" ....................................................     1-5
            "Final Average Compensation" ...............................     1-5
            "Hour of Service" ..........................................     1-6
            "Investment Manager" .......................................     1-7
            "Non-Vested Separation" ....................................     1-7
            "Normal Retirement" ........................................     1-7
            "Normal Retirement Age" ....................................     1-7
            "Normal Retirement Date" ...................................     1-7
            "One Year Break in Service" ................................     1-8
            "Participant" ..............................................     1-8
            "Participating Affiliates" .................................     1-8
            "Plan" .....................................................     1-8
            "Plan Year" ................................................     1-8
            "Profit Sharing and Retirement Plan Annuity" ...............     1-8
            "Qualified Joint and Survivor Annuity" .....................     1-9
            "Qualified Plan" ...........................................     1-9
            "Qualified Pre-Retirement Survivor Annuity" ................     1-9
            "Retirement Benefit" .......................................     1-9
            "Social Security Offset Percentage" .......................     1-10
            "Social Security Retirement Age" ..........................     1-10
            "Special Average Earnings" ................................     1-11
            "Spouse" ..................................................     1-11
            "Surviving Spouse" ........................................     1-11
            "Trust or Trust Fund" .....................................     1-11
            "Trust Agreement" .........................................     1-11
            "Trustee" .................................................     1-12
            "Vested Separation" .......................................     1-12
            "Vesting Service" .........................................     1-12
            "Year of Service" .........................................     1-12

ARTICLE 2 - PARTICIPATION ..............................................  2-1
2.1         Admission as a Participan ..................................  2-1
2.2         Re-employment ..............................................  2-1
2.3         Termination of Participatio ................................  2-1

ARTICLE 3 - RETIREMENT BENEFIT .........................................  3-1
3.1         Retirement Benefit Formula .................................  3-1
3.2         Rules for Determining Years of Credited Servic .............  3-3
3.3         Limitation on Benefits .....................................  3-5
3.4         Special Retirement Benefit Rules for Certain Former
            Torchmark Employees ........................................  3-5

ARTICLE 4 - VESTING PROVISIONS .........................................  4-1
4.1         Determination of Vesting ...................................  4-1
4.2         Rules for Crediting Vesting Service ........................  4-1
4.3         Retirement Benefit Forfeitures .............................  4-2

ARTICLE 5 - AMOUNT AND COMMENCEMENT OF RETIREMENT
            BENEFITS ...................................................  5-1
5.1         Determination of Amount of Retirement Benefits .............  5-1
5.2         Suspension of Payments on Resumption of Employment .........  5-3
5.3         Limitation on Commencement of Benefits .....................  5-4

ARTICLE 6 - FORMS OF PAYMENT OF RETIREMENT BENEFIT .....................  6-1
6.1         Methods of Distribution ....................................  6-1
6.2         Election of Optional Forms .................................  6-2
6.3         Direct Rollovers ...........................................  6-3

ARTICLE 7 - DEATH BENEFITS..............................................  7-1
7.1         Eligibility for Pre-Retirement Death Benefit ...............  7-1
7.2         Form of Pre-Retirement Death Benefit .......................  7-2
7.3         Election to Waive ..........................................  7-3

7.4         Beneficiaries...............................................   7-3
7.5         After-Death Distribution Rules..............................   7-4

ARTICLE 8 - CONTRIBUTIONS AND FORFEITURES...............................   8-1
8.1         Contribution by the Company.................................   8-1
8.2         Contributions by Employees..................................   8-1
8.3         Forfeitures.................................................   8-1
8.4         Return of Employer Contributions under Special
            Circumstances...............................................   8-1

ARTICLE 9 - FIDUCIARIES.................................................   9-1
9.1         Named Fiduciaries...........................................   9-1
9.2         Employment of Advisers......................................   9-1
9.3         Multiple Fiduciary Capacities...............................   9-1
9.4         Reliance....................................................   9-2
9.5         Scope of Authority and Responsibility.......................   9-2

ARTICLE 10 - TRUSTEE...................................................   10-1
10.1        Trust Agreement............................................   10-1
10.2        Assets in Trust............................................   10-1

ARTICLE 11 - ADMINISTRATIVE COMMITTEE..................................   11-1
11.1        Appointment and Removal of Administrative Committee........   11-1
11.2        Officers of Administrative Committee.......................   11-1
11.3        Action by Administrative Committee.........................   11-1
11.4        Rules and Regulations......................................   11-2
11.5        Powers.....................................................   11-2
11.6        Information from Participants..............................   11-3
11.7        Reports....................................................   11-3
11.8        Authority to Act...........................................   11-3
11.9        Liability for Acts.........................................   11-3
11.10       Compensation and Expenses..................................   11-3
11.11       Indemnity..................................................   11-4

11.12       Denied Claims..............................................   11-4

ARTICLE 12 - PLAN AMENDMENT OR TERMINATION.............................   12-1
12.1        Plan Amendment.............................................   12-1
12.2        Limitations on Plan Amendment..............................   12-1
12.3        Right of the Company to Terminate Plan.....................   12-2
12.4        Effect of Partial or Complete Termination..................   12-2
12.5        Allocation of Assets.......................................   12-3
12.6        Residual Assets............................................   12-3
12.7        Limitations Applicable to Certain Highly Paid
            Participants...............................................   12-3

ARTICLE 13 - MISCELLANEOUS PROVISIONS..................................   13-1
13.1        Exclusive Benefit of Participants..........................   13-1
13.2        Plan Not a Contract of Employment..........................   13-1
13.3        Source of Benefits.........................................   13-1
13.4        Benefits Not Assignable....................................   13-1
13.5        Domestic Relations Orders..................................   13-2
13.6        Benefits Payable to Minors, Incompetents and Others........   13-2
13.7        Merger or Transfer of Assets...............................   13-2
13.8        Participation in the Plan by an Affiliate..................   13-3
13.9        Action by Employer.........................................   13-3
13.10       Provision of Information...................................   13-3
13.11       Controlling Law............................................   13-4
13.12       Conditional Restatement....................................   13-4
13.13       Rules of Construction......................................   13-4

APPENDIX A - TOP-HEAVY PROVISIONS...................................Appendix-1

                            ARTICLE 1 - DEFINITIONS

          Each of the following terms shall have the meaning set forth in this
Article 1 for purposes of this Plan:

          "Accrued Retirement Benefit" - As of any date, the Retirement Benefit of a Participant calculated pursuant to the provisions of Article 3 as if the Participant's Employment terminated on such date, but in no event less than the Accrued Retirement Benefit to which the Participant would have been entitled had he terminated employment on December 31, 1988 under the provisions of the Plan as then in effect.

          "Actuarial Equivalent" - An amount or a benefit of equivalent current value to the Retirement Benefit which would otherwise be provided a Participant, determined on the basis of the following actuarial assumptions:
          (a) Mortality - for both sexes, the male 1971 Individual Annuity Mortality Table, with an age set back of one year.
          (b) Interest - (i) the applicable interest rate utilized by the Pension Benefit Guaranty Corporation to value immediate and deferred annuities, whichever is applicable, at the time the payment of such benefit commences or such amount is distributed, or (ii) such other rate as otherwise required by law.

          "Administrative Committee": The committee appointed by the Board pursuant to, and having the responsibilities specified in, Article 11 of the Plan.

          "Administrator" - The Company or Committee appointed by the Board of Directors pursuant to, and having the responsibilities specified in, Article 11 of the Plan.

          "Affiliate" - Any corporation or unincorporated trade or business (other than the Company) while it is:
          (a) a member of a "controlled group of corporations" (within the meaning of


                                      1-1

     Code (S) 414(b)) of which the Company is a member;
          (b) a trade or business under "common control" (within the meaning of Code (S) 414(c)) with the Company;
          (c) a member of an "affiliated service group" (within the meaning of Code (S) 414(m)) which includes the Company; or
          (d) any other entity required to be aggregated with the Company under Code (S) 4l4(o).

          "Beneficiary" - A person other than a Participant entitled to receive any payment of benefits pursuant to the terms of this Plan.

          "Benefit Commencement Date" - The date, determined under Article 5, as of which a Participant or a Beneficiary receives or begins to receive, as the case may be, payment of his benefits under the Plan.

          "Board of Directors or Board" - The Board of Directors of the Company.

          "Code" - The Internal Revenue Code of 1986, as now in effect or as amended from time to time. A reference to a specific provision of the Code shall include such provision and any applicable regulation pertaining thereto.

          "Company" - Waddell & Reed Financial, Inc., or any successor thereto by consolidation, merger, transfer of assets or otherwise.

          "Comparable Plan" - A plan of the same type as described in Treasury Regulation (S) 1.381(c)(11)-1(d)(4).

          "Compensation" - The total cash compensation paid to an Employee during a calendar year by his Employer, including salary, wages, any amounts not paid directly and currently in cash to an Employee but paid for the benefit of an Employee through a "salary


                                      1-2
reduction" agreement in conjunction with one or more welfare plans of the Employer and the total amount deferred pursuant to an Employee's election under a "cash or deferred arrangement" in conjunction with one or more qualified retirement plans of the Employer, but excluding:

          1)   any reimbursement of or allowances for expenses and travel;
          2) payments made to any Employee after such Employee's separation from service, in the form of severance benefits;
          3) Employer contributions to the Plan or any other public or private employee benefit plan or deferred compensation arrangement;
          4) payments, contributions, or benefits under such other plans, programs or forms of compensation as the Board of Directors may exclude under this definition;
          5) annual or periodic performance bonus payments and commissions for all Employees other than Regional Vice Presidents, Division Managers and District Managers to the extent such exclusion from earnings does not reduce the Accrued Retirement Benefit of any such Employee under the Plan as of December 27, 1984;
          6) effective July 1, 1987, compensation derived from commissions paid on the sales of personal production of Regional Vice Presidents, Division Managers and District Managers to the extent such exclusion from earnings does not reduce the Accrued Retirement Benefit of any such Employee under the Plan as of July 1, 1987;
          7)   director's fees;
          8)   annual service awards and other non-cash prizes and awards; and
          9) deferred compensation accrued under any deferred compensation agreement or contract or any amendment or replacement thereof.
          The determination of Compensation will be in accordance with records maintained by the Employer and shall be conclusive. Anything in this definition to the contrary notwithstanding, the Compensation taken into account for a Participant for Plan purposes for any Plan Year beginning after December 31, 1993 shall not exceed $150,000 (or such adjusted amount as may be prescribed for such Plan Year pursuant to Code (S) 401(a)(17)).

          "Covered Compensation" - The average of the annual contribution and benefits base under Section 230 of the Social Security Act for each year for the thirty-five year period


                                      1-3
ending in the year the Participant reaches Social Security Retirement Age
(SSRA), except for a Participant who separates before attainment of SSRA the base for the year of separation will be assumed to be the base for all future years to SSRA without increases or adjustments.

          "Credited Service" - The Years of Service for computation of the amount of a Participant's Retirement Benefit as defined in Article 3.

          "Deferred Retirement" - Termination of Employment of a Participant after his Normal Retirement Date.

          "Defined Benefit Plan" - A plan of the type defined in Code (S) 414(j) maintained by the Company or an Affiliate, as applicable.

          "Defined Contribution Plan" - A plan of the type defined in Code (S) 414(i) maintained by the Company or an Affiliate, as applicable.

          "Disability" - Total and permanent disability for a period of at least six months as defined by the group disability benefit plan maintained by the Participant's Employer.

          "Early Retirement" - Termination of Employment, other than by reason of Disability or death, of a Participant prior to Normal Retirement Age who has completed at least 10 full years of Vesting Service and has attained the age of 55.

          "Effective Date" - The Effective Date of this Amended and Restated Plan shall be March 1, 1998. The original effective date of the Plan was January 1, 1973.

          "Eligible Employee" - An Employee of an Employer other than (a) an Employee included in a unit of employees covered by a collective bargaining agreement between the Employer and the employee representatives in the negotiation of which retirement benefits were the subject of good faith bargaining, unless such bargaining agreement provides for participation


                                      1-4
in the Plan; and (b) a leased employee within the meaning of Code (S) 414(n)(2).

          "Employee" - Any individual who is classified by the Company as an employee of the Company or an Affiliate (regardless of whether such individual is classified as an employee according to the usual common law or employment tax rules applicable in determining the employer-employee relationship). The term "Employee" does not include leased employees within the meaning of Code (S) 414(n)(2). In addition, no person shall be considered an "Employee" hereunder by reason of being a sales representative for the Company or an Affiliate.

          "Employer" - The Company and each Affiliate participating in the Plan pursuant to Section 13.8.

          "Employment" - An Employee's employment with the Company or an Affiliate or, to the extent determined by the Administrator, any predecessor of any of them.

          "Entry Date" - The first day of the payroll period following the date the Eligible Employee has satisfied the requirements of Section 2.1.1.

          "ERISA" - The Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a specific provision of ERISA shall include such provision and any applicable regulation pertaining thereto.

          "Final Average Compensation" - The highest average of the Participant's annual Compensation for any five consecutive full calendar years of Employment during the 10 consecutive calendar years of Employment immediately preceding the Participant's termination of Employment, provided that any service credited for a period of Disability shall be disregarded in determining such 10 consecutive years. In the event the Participant does not have at least five full calendar years of Employment, Final Average Compensation shall mean the average annual Compensation for the Participant's total number of full years of Employment. A Participant's annual Compensation, without annualization, during the part of the calendar year immediately


                                      1-5
preceding his termination of Employment will be treated as his annual Compensation for a full calendar year for the purpose of this Section if that produces a higher average. If a Participant is rehired and is entitled to the reinstatement of prior Credited Service and Vesting Service and does not have at least five full consecutive years of annual Compensation after he is rehired, then his Final Average Compensation shall mean the average of the annual Compensation for the Participant's last five complete calendar years of Employment.

          "Hour of Service":
          (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Employer (or an Affiliate in the case of an Employee who has transferred his Employment to the Employer from such Affiliate) during the applicable computation period.
          (b) Each hour for which an Employee is paid, or entitled to payment, by an Employer (or an Affiliate in the case of an Employee who has transferred his Employment to the Employer from such Affiliate) on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), lay-off, jury duty, military duty or leave of absence. An hour for which an Employee is directly or indirectly paid or entitled to payment on account of a period during which no duties are performed is not credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of providing severance benefits or complying with the applicable unemployment compensation laws. Hours of Service are not credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.
          (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer (or an Affiliate in the case of an Employee who has transferred his Employment to the Employer from such Affiliate). The same Hours of Service shall not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph
(c).
          (d) If, in accordance with standard personnel policies applied in a non-discriminatory manner to all Employees similarly situated, an Employer determines in writing

                                      1-6
that an Employee's approved, unpaid leave of absence furthers the interest of the Employer, each hour for which the Employee on the approved unpaid leave of absence would normally have received credit under this Plan if he had been working in his regular employment for the Employer (or an Affiliate in the case of an Employee who has transferred his Employment to the Employer from such Affiliate).
          (e) An Employee of the Employer (or an Affiliate in the case of an Employee who has transferred his Employment to the Employer from such Affiliate) who is regularly employed by such Employer (or Affiliate) for at least 37 1/2 hours a week shall be credited with forty-five Hours of Service if under this Plan he would be credited with at least one Hour of Service during the week.
          (f) An Employee of the Employer (or an Affiliate in the case of an Employee who has transferred his Employment to the Employer from such Affiliate) who is not regularly employed by such Employer (or Affiliate) for at least 37 1/2 hours a week shall be credited with forty-five Hours of Service if under this Plan he would be credited with at least one Hour of Service during the week.
          (g) Hours of Service shall be calculated and credited pursuant to section 2530-200b-2 of the Department of Labor Regulations which are incorporated herein by this reference.

          "Investment Manager" - Any person appointed pursuant to Section 9.1 having the power to direct the investment of assets in accordance with that Section.

          "Non-Vested Separation" - Termination of Employment of a Participant whose vested percentage in his Retirement Benefit is zero percent.

          "Normal Retirement" - Termination of Employment of a Participant at Normal Retirement Age.

          "Normal Retirement Age" - Age sixty-five.

          "Normal Retirement Date" - The last day of the payroll period of the Employer


                                      1-7
coinciding with or next following the date on which the Participant attains age 65.

          "One Year Break in Service" - Any period of twelve consecutive months, beginning with the date of an Employee's Employment or any anniversary of the date of such Employment, during which the Employee has not completed more than 500 Hours of Service; except a Participant who is absent from work due to such Participant's pregnancy, the birth of the Participant's child or by reason of the adoption of a minor child by the Participant for the purpose of caring for such child immediately following its birth or adoption and who provides timely information establishing to the satisfaction of the Administrator the reasons for the absence and the number of days of such absence will be treated as performing a normal schedule (or eight hours per day) up to a maximum of 501 Hours of Service in either the year in which the absence begins or the year immediately following the year in which the absence begins as necessary to prevent such Participant from incurring a One Year Break in Service in either (but not both) the year in which the absence begins or the year immediately following the year in which the absence begins.

          "Participant" - An Employee who has commenced, but not terminated, participation in the Plan as provided in Article 2.

          "Participating Affiliates" - Any Affiliate which in accordance with
Section 13.8 by duly authorized action has adopted the Plan and not withdrawn therefrom.

          "Plan" - The Waddell & Reed Financial, Inc. Retirement Income Plan.

          "Plan Year" - Each twelve consecutive month period ending on December 31, during any part of which the Plan is in effect.

          "Profit Sharing and Retirement Plan Annuity" - The annual single life annuity, without death benefit, which can be provided by that portion of the Participant's account, if any, under the Liberty National Life Insurance Company Profit Sharing and Retirement Plan

                                      1-8
attributable to employer contributions and earnings thereon. In determining the amount attributable to employer contributions and earnings thereon for this purpose no deduction shall be made for the amount of any loans outstanding. There shall be added to the amount attributable to employer contributions and earnings thereon:
          (1) the amount of any withdrawal(s) by, and prior distribution(s) to, the Participant to the extent such withdrawals and prior distributions exceed the amount of the Participant's contributions and earnings thereon and
          (2) the amount of the earnings of the Plan which would have been allocated to the amount(s) described in the preceding paragraph from the date of such withdrawals or distributions.

A Participant's Profit Sharing and Retirement Plan Annuity shall be calculated as of his termination of Employment, based upon the Participant's attained age and the employer's rate basis for annuities purchasable under the Profit Sharing and Retirement Plan on such date. A Participant's Profit Sharing and Retirement Plan Annuity may be calculated on either an immediate or deferred basis as indicated in the context of this Plan, but, in any case, one shall be the Actuarial Equivalent of the other.

          "Qualified Joint and Survivor Annuity" - An annuity for the life of the Participant with a survivor annuity continuing after the Participant's death to the Participant's Surviving Spouse for the Surviving Spouse's life in an amount which is equal to fifty percent of the amount payable during the joint lives of the Participant and such Surviving Spouse and which is the Actuarial Equivalent of the Participant's Retirement Benefit.

          "Qualified Plan" - A Defined Contribution Plan or a Defined Benefit Plan which is qualified under Code (S) 401(a).

          "Qualified Pre-Retirement Survivor Annuity" - The pre-retirement death benefit provided for in Section 7.1.1(2).

          "Retirement Benefit" - The retirement benefit of a Participant calculated under


                                      1-9

Article 3 in the form of a single life annuity payable monthly commencing on Normal Retirement Date for the life of the Participant.

          "Social Security Offset Percentage" - The percentage factor utilized in determining the social security offset for a Participant. This offset percentage is based on the Participant's Social Security Retirement Age and the age at which the Participant's benefits commence. The appropriate offset percentages are as follows:

        Benefit            Social Security Retirement Age
      Commencement         ------------------------------
          Age             Age 65       Age 66       Age 67
     --------------       ------       ------       ------
                              (Interpolate for months)

          55              0.750%       0.688%       0.632%
          56              0.750%       0.703%       0.645%
          57              0.750%       0.706%       0.662%
          58              0.750%       0.708%       0.667%
          59              0.750%       0.711%       0.671%
          60              0.750%       0.712%       0.675%
          61              0.750%       0.682%       0.648%
          62              0.750%       0.688%       0.625%
          63              0.750%       0.692%       0.635%
          64              0.750%       0.696%       0.643%
          65              0.750%       0.700%       0.650%
          66              0.750%       0.750%       0.700%
          67              0.750%       0.750%       0.750%

         "Social Security Retirement Age" - The earliest age at which a Participant is entitled to receive his full benefit under the Social Security Act. The appropriate Social Security Retirement Ages are as follows:

                                     1-10

        Calendar Year                    Age of Social Security
          of Birth                           Retirement Age
       ---------------                   ----------------------

         1937 and Before                         Age 65

         1938 to 1954                            Age 66

         1955 and after                          Age 67

         "Special Average Earnings" - The average of the Participant's annual Compensation for the three completed consecutive calendar year periods during his last five complete consecutive calendar years of Employment which yields the highest average, or if employed less than three complete consecutive calendar years the amount obtained by converting his compensation for the most recent periods of Employment to an annual rate, where compensation considered for any year cannot exceed the Social Security contribution and benefits base under
Section 230 of the Social Security Act for that year. Notwithstanding the above, Special Average Earnings will not exceed the Participant's Covered Compensation.

         "Spouse" - The person lawfully married to a Participant.

         "Surviving Spouse" - The Spouse of a Participant on the earlier of:
         (a) the date of the Participant's death; or
         (b) the Participant's Benefit Commencement Date.

         "Trust or Trust Fund" - The trust established under the Plan in which Plan assets are held.

         "Trust Agreement" - The agreement between the Company and the Trustee with respect to the Trust fund.


                                     1-11

         "Trustee" - The trustee appointed pursuant to Article 10, and any successor trustee.

         "Vested Separation" - Termination of Employment of a Participant for any reason other than Disability before he is eligible for Early Retirement, with a vested percentage in his Retirement Benefit.

         "Vesting Service" - The Years of Service credited to a Participant under Section 4.2 for purposes of determining the Participant's vested percentage in his Retirement Benefit.

          "Year of Service":
          (a) For purposes of determining eligibility to participate under
     Article 2 and for purposes of determining Vesting Service, for Employment, or return to Employment after a One Year Break in Service, a period of twelve consecutive months beginning with the date of Employment or return to Employment during which an Employee has not less than 1000 Hours of Service for an Employer (or an Affiliate in the case of an Employee who has transferred his Employment to the Employer from such Affiliate).
          (b) For purposes of determining Credited Service, for Employment, or return to Employment after a One Year Break in Service, a period of twelve consecutive months beginning with the date of Employment or return to Employment during which an Employee has not less than 2000 Hours of Service for an Employer in Employment covered by the Plan (or for an Affiliate in employment covered by such Affiliate's Comparable Plan in the case of an Employee who has transferred his Employment to the Employer from such Affiliate). An Employee who completes at least 1,000 Hours of Service but less than 2,000 Hours of Service in a computation period shall be credited with a fraction of a Year of Service for such period, determined by dividing his Hours of Service in such period by 2,000.


                                     1-12

                           ARTICLE 2 - PARTICIPATION

2.1  ADMISSION AS A PARTICIPANT

     2.1.1 An Eligible Employee shall become a Participant on the first day of the payroll period next following the later of his completion of one Year of Service or his attainment of age 21. Anything in this Section 2.1.1 to the contrary notwithstanding, any Eligible Employee who was a Participant on the Effective Date shall remain a Participant as of that date.

     2.1.2 An Employee who did not become a Participant on the Entry Date next following the date on which he met the eligibility requirements of Section 2.1.1 because he was not then an Eligible Employee shall become a Participant as of the first day on which he becomes an Eligible Employee.

     2.1.3 If an Employee has not completed 1,000 Hours of Service for the Employer by the anniversary of his Employment, the next twelve-month period for determining a Year of Service shall begin on the January 1 next following his date of Employment and thereafter any subsequent twelve-month period shall begin on the anniversary of his Employment.

2.2  RE-EMPLOYMENT

     An individual who has ceased to be a Participant and who again becomes an Eligible Employee shall become a Participant as of the first date on which he again becomes an Eligible Employee, unless he has had a One Year Break in Service. If an individual again becomes an Eligible Employee after a One Year Break in Service, he shall become a Participant upon completion of one Year of Service retroactive to a date which is not later than the date he again became an Eligible Employee.

2.3  TERMINATION OF PARTICIPATION

     A Participant shall cease to be such:
          (a) upon the payment to him of all nonforfeitable benefits due to him under the Plan at a time when he is no longer eligible for any future benefit accrual;
          (b) upon his Non-Vested Separation;
          (c)  upon his death; or
          (d) upon the transfer of his Accrued Benefit to another Qualified
Plan.


                                      2-1

                         ARTICLE 3 - RETIREMENT BENEFIT

3.1  RETIREMENT BENEFIT FORMULA

     3.1.1 A Participant's monthly Retirement Benefit shall be an amount equal to 1/12 of the excess of (a) over the sum of (b), (c) and (d) below, where:
            (a) is 2% of the Participant's Final Average Compensation for each year of Credited Service up to 30 years plus 1% of the Participant's Final Average Compensation for each year of Credited Service in excess of 30 years (not exceeding 10%);
            (b) is the social security offset which is equal to the smaller of:
                (1) 50% of the basic benefit calculated above in Section 3.1.1(a), but substituting Special Average Earnings for Final Average Compensation in the formula;
or
                (2) the Social Security Offset Percentage times the Participant's Special Average Earnings times each year of Credited Service not to exceed 35 years;
            (c) is the Participant's Profit Sharing and Retirement Plan Annuity, if any; and
            (d) is the Participant's annual retirement income (expressed in the form of a single life annuity commencing at Normal Retirement Date) under (i) the Comparable Plan or Plans of the Company or any affiliate of the Company or any other corporation merged into the Company, or whose assets were acquired by the Company, or (ii) the Comparable Plan or Plans of Torchmark Corporation or any affiliate of the Torchmark Corporation or any other corporation merged into the Torchmark Corporation or whose assets were acquired by Torchmark Corporation.

     3.1.2 In no case shall the monthly Retirement Benefit for any Participant who was a Participant in the Plan prior to December 27, 1984 be less than the monthly normal retirement income which had accrued under the Plan to such Participant on December 27, 1984.

     3.1.3 Notwithstanding Section 3.1.1, for Participants who were participating in the Liberty National Life Insurance Company Pension Plan on April 5, 1982, the monthly Retirement Benefit of any such Participant retiring after April 5, 1982, shall not be less than 1/12 of (a) or (b) below, whichever is greater, where:
            (a)  is (i) plus (ii) less (iii), where:


                                      3-1

               (i) applies only to Participants with less than 30 years of Credited Service on the anniversary of employment preceding April 5, 1982, and is 1/12 of 2% times the Final Average Compensation times the number of complete months of service for benefit accrual purposes from March 6, 1982, through the earlier of the 30th year of Credited Service or the date of termination of Employment; and,
               (ii) is 1/12 of 1% times the Final Average Compensation times the number of complete months of service for benefit accrual purposes from March 6, 1982, or from the 30th year of Credited Service, if later, through the earlier of the date of termination of Employment or the 40th year of Credited Service for benefit accrual purposes; and
               (iii) applies only to Participants with less than 35 years of Credited Service on the anniversary of employment immediately preceding April 5, 1982, and is the lesser of (x) 1/12 of the Social Security Offset Percentage times the Participant's Special Average Earnings times the number of complete months of service for benefit accrual purposes from March 6, 1982, through the earlier of the 35th year of Credited Service for benefit accrual purposes, or the date of termination of Employment or (y) 50% of the sum of the amounts in (a)(i) plus (a)(ii) but substituting Special Average Earnings for Final Average Compensation in those formulas.
          (b)  is (i) plus (ii) less (iii), where:
               (i) is 1/12 of 2% times the Final Average Compensation times the number of complete months of service for benefit accrual purposes from April 5, 1982, through the earlier of April 4, 1987 or the date of termination of Employment; and
               (ii) is 1/12 of 1.5% times the Final Average Compensation times the number of complete months of service for benefit accrual purposes from April 5, 1987, through the earlier of April 4, 1992 or the date of termination of Employment; and
               (iii) is the amount calculated in Section 3.1.3(a)(iii), above. Any benefit provided under this Section shall be based solely on Credited
Service for benefit accrual purposes for an Employer participating in this Plan.
     3.1.4 The amount of Retirement Benefit calculated under this section shall be subject to actuarial adjustment if it is payable in any other form of payment authorized by this Plan.


                                      3-2

     3.1.5 The Retirement Benefit of a Participant who terminated Employment or incurred a Disability prior to the Effective Date shall be determined in accordance with the provisions of the Plan as in effect on the date of termination of Employment or Disability.
     3.1.6 The Retirement Benefit of a Participant who had a Vested Termination and received a distribution of his Accrued Retirement Benefit at the time of termination shall be reduced by the Actuarial Equivalent of such prior distribution.

3.2  RULES FOR DETERMINING YEARS OF CREDITED SERVICE

     3.2.1 Credited Service shall mean the sum of (i) a Participant's years of Accrual Service prior to the Effective Date under the terms of the Plan as in effect on December 31, 1988, expressed in full years and fractions thereof; plus
(ii) subject to Sections 3.2.2 through 3.2.7 below, a Participant's Years of Service after the Effective Date, expressed in full years and fractions thereof, except for the following:
            (a) Any period of Employment prior to the Participant's attainment of age 21; and
            (b) Any period of Employment in a classification in which the Participant does not qualify as an Eligible Employee.
     3.2.2 If an Employee is on an authorized unpaid leave of absence granted by his Employer, his period of absence shall be counted as Credited Service upon his return to active Employment only if his Employer determines in writing, in accordance with standard personnel policies applied in a non-discriminatory manner to all Employees similarly situated, that such absence furthers the interest of the Employer.
     3.2.3 If an Employee is on an authorized military leave while his reemployment rights are protected by law and provided that he directly entered military service from his Employer's service and shall not have voluntarily reenlisted after the date of first entering active military service, his period of absence shall be counted as Credited Service upon his return to active Employment.
     3.2.4 If an Employee is on an authorized leave of absence on account of Disability, he shall continue to receive Credited Service from the date of Disability until the earlier of: (i) his Early Retirement Date; (ii) his Normal Retirement Date; or (iii) his recovery from Disability.


                                      3-3

     3.2.5 An Employee who terminates Employment with no vested percentage in his Retirement Benefit shall, if he returns to Employment, have no credit for Credited Service prior to such termination of Employment if the total of his consecutive One Year Breaks in Service immediately preceding his reemployment exceed the greater of five years or his aggregate years of Vesting Service (whether or not consecutive, but excluding Vesting Service previously disregarded under Section 4.2.4) prior to the termination. A Participant who had a Vested Termination and returns to Employment will retain credit for his prior years of Credited Service; provided, however, that if such Participant received a distribution of his Accrued Retirement Benefit at the time of such Vested Termination, any subsequent Retirement Benefit paid to the Participant shall be reduced or offset by the Actuarial Equivalent of the Accrued Retirement Benefit paid to such Participant at the time of his earlier Vested Termination.
     3.2.6 No Participant shall receive Credited Service during a period when such Participant is accruing, or has accrued, benefits under another defined benefit plan of (i) the Employer or an Affiliate, or (ii), Torchmark Corporation or an affiliate of Torchmark Corporation unless the Retirement Benefit under this Plan is reduced or offset by the full amount of benefits accrued by such Participant under such other defined benefit plan.
     3.2.7 By appropriate corporate action exercised in a uniform and nondiscriminatory manner and, where applicable consented to by the Company, each Employer may grant Credited Service for any Employment with such Employer prior to the time it became an Employer.


                                      3-4

3.3  LIMITATION ON BENEFITS

     Notwithstanding any other provisions of the Plan, a Participant's Accrued Retirement Benefit shall not exceed the limitations of Code (S) 415 which are hereby incorporated by reference. In the event that the limitations of Code (S) 415(e) would otherwise be violated, a Participant's benefits and/or annual additions under plans of the Company or an Affiliate will be reduced as necessary in the following order: (i) the accrued benefit under any defined benefit plan (pro rata with respect to two or more such plans); (ii) unmatched employee contributions under any defined contribution plan; (iii) matched employee contributions under any defined contribution plan; (iv) matching Employer contributions under any defined contribution plan; and (v) Employer contributions to the Profit-Sharing and Retirement Plan of Liberty National Life Insurance Company.

3.4  SPECIAL RETIREMENT BENEFIT RULES FOR CERTAIN FORMER TORCHMARK EMPLOYEES

     3.4.1 Notwithstanding any other provision of the Plan to the contrary, with respect to any Participant described in Section 3.4.2, the amount of such Participant's monthly Retirement Benefit shall be equal to 1/12 of the sum of
(a) plus (b) below, where
            (a) is the monthly accrued benefit the Participant had earned under the Torchmark Corporation Pension Plan as of the date such Participant ceased to be an employee of Torchmark and became an Employee of the Company, and
            (b) is the monthly Accrued Benefit that the Participant has earned under this Plan, excluding from Credited Service any period of service counted as credited service under the Torchmark Corporation Pension Plan.
     3.4.2 A Participant is described in this Section 3.4.2 if the assets and liabilities with respect to such Participant have been transferred to the Plan from the Torchmark Corporation Pension Plan.


                                      3-5

                         ARTICLE 4 - VESTING PROVISIONS

4.1  DETERMINATION OF VESTING

     In the case of a Participant who performs at least one Hour of Service on or after January 1, 1989, he shall have a vested percentage of 100% in his Retirement Benefit upon: (i) termination of Employment due to death or Disability or upon or after attaining Normal Retirement Age; or (ii) completion of five years of Vesting Service.

4.2  RULES FOR CREDITING VESTING SERVICE

     4.2.1 A Participant's Vesting Service shall mean the sum of (i) a Participant's years of Vesting Service prior to the Effective Date under the terms of the Plan as in effect on December 31, 1988; plus (ii) subject to Sections 4.2.2 through 4.2.4 below, a Participant's Years of Service after the Effective Date, except for Years of Service before the Participant attained age 18.

     4.2.2 If an Employee is on an authorized unpaid leave of absence granted by his Employer in accordance with standard personnel policies of such Employer applied in a non-discriminatory manner to all Employees similarly situated, his period of absence shall not be considered a Break in Service and shall be counted as Vesting Service upon his return to active Employment.

     4.2.3 If an Employee is on an authorized military leave while his reemployment rights are protected by law and provided that he directly entered military service from his Employer's service and shall not have voluntarily reenlisted after the date of first entering active military service, his period of absence shall not be considered a Break in Service and shall be counted as Vesting Service upon his return to active Employment.

     4.2.4 An Employee who terminates Employment with no vested percentage in his Retirement Benefit shall, if he returns to Employment, have no credit for Vesting Service prior to such termination of Employment if the total of his consecutive One Year Breaks in Service immediately preceding his reemployment exceed the greater of five years or his aggregate years of Vesting Service (whether or not consecutive, but excluding Vesting Service previously disregarded under this rule) prior to the termination. A Participant who had a Vested Separation and returns to Employment will retain credit for his prior years of Vesting Service.

                                      4-1

4.3  RETIREMENT BENEFIT FORFEITURES

     The unvested portion of the Retirement Benefit of a Participant who has terminated Employment shall be forfeited as of the earliest date on which such Participant's Vesting Service may be disregarded pursuant to Section 4.2.4. Any forfeitures shall be applied to reduce the Employer actuarial liability under the Plan.

                                      4-2

           ARTICLE 5 - AMOUNT AND COMMENCEMENT OF RETIREMENT BENEFITS

5.1  DETERMINATION OF AMOUNT OF RETIREMENT BENEFITS

     5.1.1  Normal Retirement Benefits.  A Participant's benefits upon Normal
            --------------------------
Retirement shall be equal to his Retirement Benefit as of his Normal Retirement Date. The Participant's Benefit Commencement Date shall be the last day of the payroll period coincident with or next following his termination of Employment. The Participant shall not be entitled to any benefits under this Paragraph unless he shall survive until his Benefit Commencement Date.

     5.1.2  Deferred Retirement Benefits.  A Participant's benefits upon
            ----------------------------
Deferred Retirement shall be equal to his Retirement Benefit determined as of his Deferred Retirement Date (without actuarial increase for deferred commencement). The Participant's Benefit Commencement Date shall be the last day of the payroll period coincident with or next following his termination of Employment. The Participant shall not be entitled to any benefits under this Paragraph unless he shall survive until his Benefit Commencement Date.

     5.1.3  Early Retirement Benefits. A Participant's benefits upon Early
            -------------------------
Retirement shall be equal to his Retirement Benefit calculated as of the date of Early Retirement. The A Participant's benefits Participant's Benefit Commencement Date shall be his Normal Retirement Date; however if he so elects, the Benefit Commencement Date shall be the last day of the payroll period coincident with or next following his Early Retirement, or the last day of any payroll period thereafter which is prior to his Normal Retirement Date. If the Participant elects a Benefit Commencement Date preceding his Normal Retirement Date, his benefit shall equal the excess of (i) over (ii) below, where:

         (i) is his Retirement Benefit, without reduction for his Profit Sharing and Retirement Plan Annuity, if any, multiplied by the early retirement factor shown below:

                                      5-1

           Years by Which the
        Date of the Participant's            Early Retirement
          First Benefit Payment            Factor to Be Applied
           Precedes His Normal             to Accrued Retirement
             Retirement Date                      Benefit
       ----------------------------        ---------------------
        (Interpolate for Months)

                   10                              .500
                   9                               .533
                   8                               .567
                   7                               .600
                   6                               .633
                   5                               .667
                   4                               .733
                   3                               .800
                   2                               .867
                   1                               .933
                   0                              1.000

and

            (ii) is his Profit Sharing and Retirement Plan Annuity, if any.
A Participant shall not be entitled to any benefits under this Paragraph unless he shall survive until his Benefit Commencement Date.

     5.1.4  Vested Separation Benefits.  A Participant's benefits upon Vested
            --------------------------
Separation shall be equal to his Retirement Benefit calculated as of the date of Vested Separation multiplied by his vesting percentage. The Participant's Benefit Commencement Date shall be his Normal Retirement Date; provided, however, that, such a Participant may elect to commence receiving his benefits on or after the earliest date that he could have been eligible for Early Retirement. If the Participant elects a Benefit Commencement Date preceding his Normal Retirement Date, his benefit shall be equal to (a) times (b) minus (c), where:

          (a) is the Retirement Benefit which would have been payable to him

                                      5-2
commencing on his Normal Retirement Date determined without reduction for his Profit Sharing and Retirement Plan Annuity, if any;
            (b) is the appropriate early retirement factor shown in section 5.1.3; and
            (c) is his Profit Sharing and Retirement Plan Annuity, if any.
A Participant shall not be entitled to any benefits under this Paragraph unless he shall survive until his Benefit Commencement Date.

     5.1.5  Non-Vested Separation.  A Participant shall not be entitled to any
            ---------------------
Retirement Benefit upon his Non-Vested Separation. In addition, if a Participant who is zero percent vested in his Accrued Retirement Benefit terminates Employment, he shall be deemed to have received a distribution of his Accrued Retirement Benefit.

5.2  SUSPENSION OF PAYMENTS ON RESUMPTION OF EMPLOYMENT

     5.2.1 If an Employee continues in Employment after his Normal Retirement Date or if a former Employee is receiving monthly payment of his Retirement Benefit, payment of his Retirement Benefit shall be suspended for each calendar month during which such Employee or former Employee continues in (or resumes) Employment and performs more than 40 Hours of Service per calendar month considered as service under ERISA (S) 203(a)(3)(B).

     5.2.2 No payment shall be withheld by the Plan pursuant to this Section unless the Plan notifies the Employee by personal delivery or first class mail during the first calendar month or payroll period in which the Plan withholds payments that his benefits are suspended. Such notifications shall contain a description of the specific reasons why benefit payments are being suspended, a description of the Plan provision relating to the suspension of payments, a copy of such provisions, and a statement to the effect that applicable Department of Labor regulations may be found in Title 29 of the Code of Federal Regulations
(S) 2530.203-3. In addition, the notice shall inform the Employee of the Plan's procedures for affording a review of the suspension of benefits. Requests for such reviews shall be considered in accordance with the claims procedure adopted by the Administrator.

     5.2.3 If benefit payments have been suspended, payments shall resume no later than the first day of the third calendar month after the calendar month in which the Employee ceases to be employed in ERISA (S) 203(a)(3)(B) service. The initial payment upon resumption shall

                                      5-3
include the payment scheduled to occur in the calendar month when payments resume and any amounts withheld during the period between the cessation of ERISA
(S) 203(a)(3)(B) service and the resumption of payments.

     5.2.4 The Retirement Benefit payable upon resumption of benefit payment shall be equal to the Participant's Retirement Benefit as of the date of his subsequent termination of Employment reduced by the Actuarial Equivalent of payments previously made to him; provided, however, that such Retirement Benefit may not be less than the Retirement Benefit previously payable.

5.3  LIMITATION ON COMMENCEMENT OF BENEFITS

     5.3.1 Unless otherwise elected by a Participant, the Participant's Benefit Commencement Date shall in no event be later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:
            (a) the attainment by the Participant of his Normal Retirement Age;
            (b) the tenth anniversary of the year in which the Participant commenced participation in the Plan; or
            (c) the Participant's termination of Employment.

     5.3.2 If the amount of benefits payable cannot be determined within such 60-day period, or if it is not possible to pay such benefits within such period because the Administrator has been unable to locate the Participant after making reasonable efforts to do so, then a payment, retroactive to such 60th day, shall be made no later than 60 days after the earliest date on which the amount of such benefits can be determined or the Participant can be located, as the case may be.

     5.3.3 Any other provision of this Article 5 to the contrary notwithstanding, the Benefit Commencement Date of a Participant must be no later than the first day of April following the calendar year in which the Participant attains age 70-1/2 even if he continues in Employment after that date. Notwithstanding the foregoing, if a Participant who is not a "5 percent owner" (as defined in Code (S) 401(a)(9)) attained age 70-1/2 before January 1, 1988, the Benefit Commencement Date must be no later than the first day of April following the calendar year in which the Participant terminates Employment. Effective as of January 1, 1997, in the case of a

                                      5-4

Participant who is not a 5 percent owner (as defined above) with respect to the Plan Year ending in the calendar year in which the Participant attains age 70-1/2, the Benefit Commencement Date must be no later than the later of (i) the calendar year during which the Participant attained age 70-1/2, or (ii) the calendar year in which the Participant retired.

     5.3.4 If the Actuarial Equivalent value of a Participant's Retirement Benefit exceeds $3,500 (or, for distributions after January 1, 1998, $5,000), the Participant (and, if applicable, his Spouse) must consent, in writing filed with the Administrator, to any distribution from the Plan before the Participant's attainment of Normal Retirement Age.

                                      5-5

               ARTICLE 6 - FORMS OF PAYMENT OF RETIREMENT BENEFIT

6.1  METHODS OF DISTRIBUTION

     6.1.1 A Participant's benefits shall be payable in the normal form of a Qualified Joint and Survivor Annuity if the Participant is married on his Benefit Commencement Date and in the normal form of an annuity for the life of the Participant with Actuarially Equivalent payments guaranteed for 120 months if the Participant is not married on that date, provided that, and subject to Sections 6.1.2, 6.1.3 and 6.1.4, a Participant may within the 90-day period prior to the Benefit Commencement Date elect, in accordance with Section 6.2, any of the following optional forms of benefit payment instead of the normal form:
            (a) A Single Life Annuity, under which monthly payments calculated
                ---------------------
in accordance with Section 3.1.1 are made to the Participant during his lifetime with no further payments from the Plan on his behalf after his death.
            (b) A Joint and 50%, 66-2/3%, or 100% Survivor Annuity, under which
                --------------------------------------------------
Actuarially Equivalent monthly payments are made to the Participant for the joint lives of the Participant and his Beneficiary with payments continuing for the life of the survivor in an amount equal to 50%, 66-2/3% or 100% of the joint life payments (whichever is elected by the Participant). A Participant may elect to add a period certain of 10 years in which event no reduction in payments will be made for the longer of the 10 year period or the period during which both the Participant and Beneficiary remain alive.
            (c) A 120 Months Certain and Life Income Annuity, an optional form
                --------------------------------------------
of payment for a married Participant, under which reduced Actuarially Equivalent payments are made to the Participant during the Participant's lifetime, with the provision that if the Participant's death occurs before he had received 120 monthly payments the value of the remaining number of such payments shall be paid to his Beneficiary.
            (d) Lump Sum, under which the Actuarially Equivalent value of the
                --------
Participant's Retirement Benefit is paid in one sum.

     6.1.2 Anything in Section 6.1.1 to the contrary notwithstanding, if the Actuarial Equivalent value of a Participant's Retirement Benefit is $3,500 or less ($5,000 for distributions on or after January 1, 1998), his benefit shall be paid in the form of a lump sum distribution and

                                      6-1
no optional form of benefit payment shall be available.

     6.1.3 Payment in any form may only be made over one of the following periods (or a combination thereof):
            (a) the life of the Participant,
            (b) the life of the Participant and a designated Beneficiary,
            (c) a period certain not extending beyond the life expectancy of the Participant, or
            (d) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary.

     6.1.4 If the Participant's Spouse is not his designated Beneficiary, the method of distribution must assure that at least fifty percent of the present value of the Participant's Retirement Benefit is paid within the life expectancy of the Participant.

6.2  ELECTION OF OPTIONAL FORMS

     6.2.1 By notice to the Administrator within the 90-day period prior to a Participant's Benefit Commencement Date, the Participant may elect, in writing and subject to the spousal consent rules as set forth in Section 6.2.4, not to receive the normal form of benefit payment otherwise applicable and to receive instead an optional form of benefit payment provided for in Section 6.1.1.

     6.2.2 Within a reasonable period, but in no event later than 30 days before nor earlier than 90 days before a Participant's Benefit Commencement Date, the Administrator shall provide to each Participant a written explanation of:
            (a) the terms and conditions of the Participant's normal form of benefit payment;
            (b) the Participant's right to make, and the effect of, an election to waive the normal form of benefit payment;
            (c) the rights of the Participant's Spouse under Section 6.2.4; and
            (d) the right to make, and the effect of, a revocation of a previous election to waive the normal form of benefit payment.

The Administrator may, on a uniform and nondiscriminatory basis, provide for such other notices,

                                      6-2
information or election periods or take such other action as the Administrator considers necessary or appropriate in order to comply with Code (S)(S) 401(a)(11) and 417.

     6.2.3 A Participant may revoke his election to take an optional form of benefit at any time prior to the Participant's Benefit Commencement Date, without the consent of his Spouse.

     6.2.4 The election of an optional form of benefit by a married Participant must be in the form of a waiver of a Qualified Joint and Survivor Annuity. The election must be in writing and consented to by the Participant's Spouse. The Spouse's consent to the waiver must specify the form of benefit being elected and the non-Spouse Beneficiary, if any, and must be witnessed by a Plan representative or a notary public. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Administrator that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located, the Participant's election will be deemed effective. Any consent necessary under this provision will be valid only with respect to the Spouse who signs the consent, or in the event of a deemed effective election, the designated Spouse.

     6.2.5 The election of an optional form of benefit which contemplates the payment of an annuity shall not be given effect if any person who would receive benefits under the annuity dies before the Benefit Commencement Date.

6.3  DIRECT ROLLOVERS

     6.3.1 Effective with respect to distributions made on or after January 1, 1993, a Participant or Spouse may elect to have all or a portion of any amount payable to him or her from the Plan which is an "eligible rollover distribution" (as defined in Section 6.3.2 below) transferred directly to an "eligible retirement plan" (as defined in Section 6.3.2 below). Any such election shall be made in accordance with such uniform rules and procedures as the Administrative Committee may prescribe from time to time as to the timing and manner of the election in accordance with Code (S) 401(a)(31).

     6.3.2  For purposes of this Section and Section 7.2.4:
            (a) "Eligible rollover distribution" shall mean any distribution of all or any portion of the balance to the credit of the distributee other than:
(1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for

                                      6-3
the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary; (2) any distribution for a specified period of ten (10) years or more; (3) any distribution to the extent such distribution is required under Code (S) 401(a)(9); or (4) the portion of any distribution that is not includable in gross income.
          (b) "Eligible retirement plan" shall mean, with respect to a Participant, an individual retirement account or annuity described in Code (S) 408(a) or 408(b) ("IRA"); an annuity plan described in Code (S) 403(a); or a qualified plan described in Code (S) 401(a), that accepts the distributee's eligible rollover distribution and, with respect to a Spouse, shall mean an IRA.

                                      6-4

                           ARTICLE 7 - DEATH BENEFITS

7.1  ELIGIBILITY FOR PRE-RETIREMENT DEATH BENEFIT

     7.1.1 A pre-retirement death benefit shall be payable under the Plan in the event of the death of a Participant prior to his Benefit Commencement Date who, on the date of death, was either:
            (a) actively employed by the Employer;
            (b) Disabled; or
            (c) terminated but eligible for Early Retirement.
The death benefit payable under this Section 7.1.1 shall be the larger of:
            (1) the lump sum Actuarial Equivalent, as of the day before the death of the Participant, of the Accrued Retirement Benefit that would have been payable upon Normal Retirement of the Participant; or
            (2) the lump sum Actuarial Equivalent, as of the day before the Participant's death, of the monthly benefit which would have been payable to the Participant's Spouse in the form of an immediate Qualified Joint and Survivor Annuity under the Plan if (i) in the case of a Participant who dies after having attained the earliest retirement age under the Plan, the Participant had retired on the day before his death, and (ii) in the case of a Participant who dies before having attained the earliest retirement age under the Plan, the Participant had separated from service as of his date of death, survived until his earliest retirement age under the Plan, retired on the day after attainment of his earliest retirement age under the Plan, and died immediately thereafter.

     7.1.2 A pre-retirement death benefit shall also be payable under the Plan in the event of the death of a married Participant prior to his or her Benefit Commencement Date who had a Vested Separation prior to eligibility for Early Retirement. The death benefit payable under this Section 7.1.2 shall be equal to the benefit calculated under paragraph (2) of Section 7.1.1.


                                      7-1

7.2  FORM OF PRE-RETIREMENT DEATH BENEFIT

     7.2.1 The pre-retirement death benefit payable under Section 7.1.1 shall be payable to the Surviving Spouse of such Participant in the form of an Actuarially Equivalent single life annuity commencing on the date of death unless the Participant has no Surviving Spouse or the Participant has made an election under Section 7.3, with the Spouse's consent, not to have the benefit paid in such form. If the Participant has no Surviving Spouse or has made an effective election under Section 7.3, such benefit shall be paid to the Participant's Beneficiary in the Actuarially Equivalent form elected by the Participant commencing on the date elected, or if there is no designated Beneficiary, to the Participant's estate in a single lump sum. The Surviving Spouse or other Beneficiary may elect any other Actuarially Equivalent form of payment permitted under Section 6.1.1, by an instrument in writing filed with the Administrator within 60 days after the Participant's death.

     7.2.2 The pre-retirement death benefit payable under Section 7.1.2 shall be payable to the Surviving Spouse of such Participant in the form of an Actuarially Equivalent single life annuity commencing on the date the Participant would have attained earliest retirement age, unless the Surviving Spouse shall elect another Actuarially Equivalent form of payment permitted by
Section 6.1.1, by an instrument in writing filed with the Administrator within 60 days after the Participant's death. No benefit shall be payable under
Section 7.1.2 unless the Spouse is alive on such Benefit Commencement Date.

     7.2.3 Notwithstanding the provisions of Sections 7.2.1 and 7.2.2, if the present value of the pre-retirement death benefit payable under Section 7.1.1 or
7.1.2 is $3,500 or less ($5,000 or less for distributions on or after January 1, 1998), such benefit shall be distributed in a single lump sum as soon as practicable following the death of the Participant.

     7.2.4  Any lump sum payment payable to a Spouse pursuant to this Section
7.2 shall be eligible for a direct rollover in accordance with Section 6.3.

                                      7-2

7.3  ELECTION TO WAIVE

     7.3.1 An election by a married Participant under Section 7.2.1 must be in the form of an election to waive the Qualified Pre-Retirement Survivor Annuity. In order for any waiver pursuant to this Section 7.3.1 to be effective, the Participant's Spouse must consent in writing to such election, and such consent must acknowledge the effect of the election and must be witnessed by a Plan representative or a notary public. Such spousal consent shall be effective only with respect to the Spouse giving this consent and, once given, such consent shall be irrevocable. The Participant shall have the right to revoke his waiver at any time prior to the earlier of the Participant's Benefit Commencement Date or death.

7.4  BENEFICIARIES

     7.4.1 With respect to any death benefit payable pursuant to Section 7.1.1, a Participant's Beneficiary shall be his Surviving Spouse or, subject to the Spousal consent rules in Section 7.3, other Beneficiary or Beneficiaries designated by the Participant in accordance with rules established by the Administrator. With respect to any death benefit payable pursuant to Section 7.1.2, a Participant's Beneficiary shall be his Surviving Spouse.

     7.4.2 With respect to any form of payment of a Retirement Benefit pursuant to Article 6 providing for payments after the death of the Participant, a Participant shall designate, in accordance with the election procedure under
Article 6, one or more Beneficiaries to whom amounts due after his death shall be paid, and the rights of such Beneficiary shall be governed by the terms of the form of payment so elected.

     7.4.3 No Spouse or other Beneficiary shall have any right to benefits under the Plan unless he shall survive the Participant. If a Beneficiary fails to survive a Participant for at least 30 days, it shall be presumed that the Participant survived the Beneficiary.

                                      7-3

7.5  AFTER-DEATH DISTRIBUTION RULES

     7.5.1 Notwithstanding any Plan provision to the contrary, if a Participant dies after distribution of his benefits has commenced, the remaining portion of such benefits will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

     7.5.2 Notwithstanding any Plan provision to the contrary, if a Participant dies before distribution of his benefits has commenced, the Participant's entire interest will be distributed no later than 5 years after the Participant's death; provided, however, that if any portion of the Participant's interest is payable to his Beneficiary, distributions may be made in substantially equal installments over the life or life expectancy of the Beneficiary, commencing (i) in the case of a Beneficiary other than a Surviving Spouse, no later than one year after the Participant's death; and (ii) in the case of a Surviving Spouse, no later than the later of one year after the Participant's death or the date on which the Participant would have attained age 70 1/2. If the Spouse dies before payments to such Spouse begin, subsequent distributions shall be made as if the Spouse had been the Participant.

                                      7-4

                   ARTICLE 8 - CONTRIBUTIONS AND FORFEITURES

8.1  CONTRIBUTION BY THE COMPANY
     The Company and each Participating Affiliate will make contributions to the Trust at such times and in such amounts as the Company may determine.

8.2  CONTRIBUTIONS BY EMPLOYEES
     Employees are not required or permitted to make contributions under the Plan.

8.3  FORFEITURES

     Forfeitures under the Plan will be applied to reduce the Company's contributions and will not be applied to increase the benefits of any person hereunder prior to the termination of the Plan or complete discontinuance of contributions by the Company.

8.4 RETURN OF EMPLOYER CONTRIBUTIONS UNDER SPECIAL CIRCUMSTANCES Notwithstanding any provision of this Plan to the contrary, upon timely written demand by an Employer to the Trustee:
          (a) Any contribution made by the Employer to the Plan under a mistake of fact shall be returned to the Employer by the Trustee within one year after the payment of the contribution;
          (b) Any contribution made by the Employer incident to the determination by the Commissioner of Internal Revenue that the Plan is initially a Qualified Plan shall be returned to the Employer by the Trustee within one year after notification from the Internal Revenue Service that the Plan is not initially a Qualified Plan; and
          (c) Any contribution made by the Employer conditioned upon the deductibility of the contribution under Code (S) 404 shall be returned to the Employer within one year after a deduction for the contribution under Code (S) 404 is disallowed by the Internal Revenue Service, but only to the extent disallowed. Each contribution by an Employer shall be conditioned upon the deductibility of the contribution under Code (S) 404 unless the Employer elects otherwise.

                                      8-1

                            ARTICLE 9 - FIDUCIARIES

9.1  NAMED FIDUCIARIES
     The Named Fiduciaries, who shall have authority to control and manage the operation and administration of the Plan, are as follows:
          (a) the Company, which shall have the sole right to (i) appoint and remove from office the members of the Administrative Committee, the Trustee and any investment manager; (ii) establish a funding policy relating to, and the method for achieving the objectives of, the Plan; and (iii) amend or terminate the Plan;
          (b) the Administrative Committee, which shall have the authority and duties specified in Article 11 hereof;
          (c) the Trustee, which shall have the authority and duties specified in Article 10 hereof and the Trust Agreement; and, in addition, the authority and duties of the Administrative Committee in the event that no such Committee shall be appointed or constituted by the Company; and
          (d) any investment manager or managers selected by the Company who renders investment advice with respect to Plan assets.

9.2  EMPLOYMENT OF ADVISERS

     A "named fiduciary" with respect to the Plan (as defined in ERISA (S) 402(a)(2)) and any "fiduciary" (as defined in ERISA (S) 3(21)) appointed by such a "named fiduciary", may employ one or more persons to render advice with regard to any responsibility of such "named fiduciary" or "fiduciary" under the Plan.

9.3  MULTIPLE FIDUCIARY CAPACITIES

     Any "named fiduciary" with respect to the Plan (as defined in ERISA (S) 402(a)(2)) and any other "fiduciary" (as defined in ERISA (S) 3(21)) with respect to the Plan may serve in more than one fiduciary capacity.

                                      9-1

9.4  RELIANCE

     Any fiduciary with respect to the Plan may rely upon any direction, information or action of any other fiduciary, acting within the scope of its responsibilities under the Plan, as being proper under the Plan.

9.5  SCOPE OF AUTHORITY AND RESPONSIBILITY

     The responsibilities of the Administrative Committee and the Trustee for the operation and administration of the Plan are allocated between them in accordance with the provisions of the Plan and the Trust Agreement wherein their respective duties are specified. Each fiduciary shall have only the authority and duties as are specifically given to it under this Plan, shall be responsible for the proper exercise of its own authorities and duties, and shall not be responsible for any act or failure to act of any other fiduciary.

                                      9-2

                              ARTICLE 10 - TRUSTEE

10.1  TRUST AGREEMENT

      The Company shall enter into one or more Trust Agreements with the Trustee or Trustees selected by it in its sole discretion, and the Trustee shall receive the contributions to the Trust Fund made by the Employer pursuant to the Plan and shall hold, invest, reinvest, and distribute such fund, as applicable, in accordance with the terms and provisions of the Trust Agreement. The Company will determine the form and terms of such Trust Agreement and may modify such Trust Agreement from time to time to accomplish the purposes of this Plan and may, in its sole discretion, remove any Trustee and select any successor Trustee.

10.2  ASSETS IN TRUST

      Except as otherwise permitted under the Plan, all assets of the Plan shall be held in trust by the Trustee who upon acceptance of such office shall have such authority as is set forth in the Trust Agreement.

                                     10-1

                     ARTICLE 11 - ADMINISTRATIVE COMMITTEE

11.1  APPOINTMENT AND REMOVAL OF ADMINISTRATIVE COMMITTEE

      The administration of the Plan shall be vested in an Administrative Committee of at least three (3) persons who shall be appointed by the Board, and may include persons who are not Participants in the Plan. A person appointed a member of the Committee shall signify his acceptance in writing. The Board may remove or replace any member of the Committee at any time in its sole discretion, and any Committee member may resign by delivering his written resignation to the Board, which resignation shall become effective upon its delivery or at any later date specified therein. If at any time there shall be a vacancy in the membership of the Committee, the remaining member or members of the Committee shall continue to act until such vacancy is filled by action of the Board.

11.2  OFFICERS OF ADMINISTRATIVE COMMITTEE

      The Committee shall appoint from among its members a chairman, and shall appoint as secretary a person who may be, but need not be, a member of the Committee or a Participant in the Plan.

11.3  ACTION BY ADMINISTRATIVE COMMITTEE

      The Committee shall hold meetings upon such notice, at such place or places, and at such times as its members may from time to time determine. A majority of its members at the time in office shall constitute a quorum for the transaction of business. All action taken by the Committee at any meeting shall be by vote of the majority of its members present at such meeting, except that the Committee also may act without a meeting by a consent signed by a majority of its members. Any member of the Committee who is a Participant in the Plan shall not vote on any question relating exclusively to himself.

                                     11-1

11.4  RULES AND REGULATIONS

      Subject to the terms of the Plan, the Committee may from time to time adopt such rules and regulations as it shall deem appropriate for the administration of the Plan and for the conduct and transaction of its business and affairs.

11.5  POWERS
      The Committee shall have such powers as may be necessary to discharge its duties under the Plan, including the power:
          (a) to interpret and construe the Plan in its discretion, to determine all questions with regard to employment, eligibility, Credited Service, Compensation, Retirement Benefits, and such factual matters as date of birth and marital status, and similarly related matters for the purpose of the Plan. The Committee's determination of all questions arising under the Plan shall be conclusive upon all Participants, the Board, the Company, Employers, the Trustee, and other interested parties;
           (b) to prescribe procedures to be followed by Participants and Beneficiaries filing application for benefits;
           (c) to prepare and distribute to Participants information explaining the Plan;
          (d) to appoint or employ individuals to assist in the administration of the Plan and any other agents it deems advisable, including legal, accounting and actuarial counsel;
           (e) to instruct the Trustee to make benefit payments pursuant to the Plan;
           (f) to appoint an enrolled actuary and to receive and review the periodic valuation of the Plan made by such actuary;
           (g) to receive and review reports of disbursements from the Trust Fund made by the Trustees; and
           (h) to receive and review the periodic audit of the Plan made by a certified public accountant appointed by the Company.

                                     11-2

11.6  INFORMATION FROM PARTICIPANTS

      Each Participant shall be required to furnish to the Committee, in the form prescribed by it, such personal data, affidavits, authorizations to obtain information, and other information as the Committee may deem appropriate for the proper administration of the Plan.

11.7  REPORTS

      The Committee shall prepare, or cause to be prepared, such periodic reports to the U.S. Labor Department, the Internal Revenue Service and the Pension Benefit Guaranty Corporation as may be required pursuant to the Code or ERISA.

11.8  AUTHORITY TO ACT

      The Committee may authorize one or more of its members, officers, or agents to sign on its behalf any of its instructions, directions, notifications, or communications to the Trustee, and the Trustee may conclusively rely thereon and on the information contained therein.

11.9  LIABILITY FOR ACTS

      The members of the Committee shall be entitled to rely upon all valuations, certificates and reports furnished by the Plan actuary or accountant and upon all opinions given by any legal counsel selected by the Committee, and the members of the Committee shall be fully protected with respect to any action taken or suffered by their having relied in good faith upon such actuary, accountant or counsel and all action so taken or suffered shall be conclusive upon each of them and upon all Participants and their Beneficiaries. No member of the Committee shall incur any liability for anything done or omitted by him except only liability for his own willful misconduct.

11.10  COMPENSATION AND EXPENSES

       Unless authorized by the Board, a member or officer of the Committee shall not be compensated for his service in such capacity, but shall be reimbursed for reasonable expenses incident to the performance of such duty.

                                     11-3

11.11  INDEMNITY

       The Company shall indemnify the members of the Committee and any of their agents acting in behalf of the Plan against any and all liabilities or expenses, including all legal fees related thereto, to which they may be subjected as members of the Committee by reason of any act or failure to act which constitutes a breach or an alleged breach of fiduciary responsibility under ERISA or otherwise, except that due to a person's own willful misconduct.

11.12  DENIED CLAIMS

       If any application for payment of a benefit under the Plan shall be denied, the Committee shall with the denial write the claimant setting forth the specific reasons for the denial and explaining the Plan's claim review procedure. If a claimant whose claim has been denied wishes further consideration of his claim, he may request the Committee to review his claim in a written statement of the claimant's position filed with the Committee no later than 60 days after the claimant receives such denial. The Committee shall make a full review of the claim and the denial, giving the claimant written notice of its decision within the next 60 days. Due to special circumstances, if no decision has been made within the first 60 days and notice of the need for additional time has been furnished within such period, the decision may be made within the following 60 days. A claimant shall be required to exhaust the administrative remedies provided by this Section 11.12 prior to seeking any other form of relief.

                                     11-4

                   ARTICLE 12 - PLAN AMENDMENT OR TERMINATION

12.1  PLAN AMENDMENT

      The Company shall have the right at any time to amend the Plan, which amendment shall be evidenced by an instrument in writing signed by an authorized officer of the Company, effective retroactively or otherwise. No such amendment shall have any of the effects specified in Section 12.2.

12.2  LIMITATIONS ON PLAN AMENDMENT
      No Plan amendment shall:
          (a) authorize any part of the Trust to be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries;
          (b) decrease the accrued benefits of any Participant or his Beneficiary under the Plan (except to the extent permitted under Code (S) 412(c)(8)); or
          (c) change the vesting schedule, either directly or indirectly, unless each Participant having not less than three years of Vesting Service is permitted to elect, within a reasonable period specified by the Administrator after the adoption of such amendment, to have his vested percentage computed without regard to such amendment. The period during which the election may be made shall commence with the date the amendment is adopted and shall end as the later of:
                (i) sixty days after the amendment is adopted;
                (ii) sixty days after the amendment becomes effective; or
                (iii) sixty days after the Participant is issued written notice by the Administrator.

                                     12-1

12.3  RIGHT OF THE COMPANY TO TERMINATE PLAN

      The Company intends and expects that from year to year it will be able to and will deem it advisable to continue this Plan in effect and to make contributions as herein provided. The Company reserves the right, however, to terminate the Plan at any time which termination shall be evidenced by an instrument in writing signed by an authorized officer of the Company delivered to the Administrator and the Trustee.

12.4  EFFECT OF PARTIAL OR COMPLETE TERMINATION

      12.4.1  Determination of Date of Complete or Partial Termination.  The
              --------------------------------------------------------
date of complete or partial termination shall be established by the Administrator in accordance with the directions of the Company in accordance with applicable law.

      12.4.2  Effect of Termination.
              ---------------------
              (a) As of the date of a partial termination of the Plan:
                  (i) the accrued benefit of each affected Participant who is then an Employee, to the extent funded, shall become nonforfeitable;
                  (ii) no affected Participant shall be granted Credited Service based on Years of Service after such date; and
                  (iii) Compensation paid to affected Participants after such date shall not be taken into account.
              (b) As of the date of the complete termination of the Plan:
                  (i) the accrued benefit of each Participant who is then an Employee, to the extent funded, shall become non-forfeitable;
                  (ii) no Participant shall be granted Credited Service based on Years of Service after such date;
                  (iii) Compensation paid after such date shall not be taken into account;
                  (iv) no Eligible Employee shall become a Participant after such date; and
                  (v) except as may otherwise be required by applicable law, all Employer obligations to fund the Plan shall terminate.

                                     12-2

12.5  ALLOCATION OF ASSETS

      At any time as the Company determines to distribute the Trust, the Trust shall be applied to the payment of or provision for benefits in accordance with the priority classes established by ERISA (S) 4044. The respective amounts allocated to such priority classes shall be distributed to or set aside for the benefit of the persons entitled thereto in such manner as is determined by the Administrator.

12.6  RESIDUAL ASSETS
      Any amounts remaining in the Trust after the satisfaction of all liabilities of the Trust with respect to all Participants and their Beneficiaries shall revert to the Employer.

12.7  LIMITATIONS APPLICABLE TO CERTAIN HIGHLY PAID PARTICIPANTS

      Notwithstanding any provision in the Plan to the contrary, in any Plan Year the annual payments to a Participant who is among the 25 "highly compensated employees" (as defined in Code Section 414(q)) with the greatest Compensation for the Plan Year shall not exceed the amount which would be payable to such Participant in the form of a single life annuity which is the actuarial equivalent of the sum of the Participant's Accrued Benefit and other Plan benefits, unless:
      (a) after payment of all Plan benefits to such Participant, the value of the Plan's assets equals or exceeds 110 percent of the value of the Plan's "current liabilities" (as defined in Code Section 412(l)(7)), or
      (b) the value of such Participant's Plan benefits is less than 1 percent of the value of the Plan's current liabilities.

                                     12-3

                     ARTICLE 13 - MISCELLANEOUS PROVISIONS

13.1  EXCLUSIVE BENEFIT OF PARTICIPANTS

      The Trust shall be held for the benefit of all persons who shall be entitled to receive payments under the Plan. It shall be prohibited at any time for any part of the Trust (other than such part as is required to pay expenses) to be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries.

13.2  PLAN NOT A CONTRACT OF EMPLOYMENT

      The Plan is not a contract of Employment, and the terms of Employment of any Employee shall not be affected in any way by the Plan or related instruments except as specifically provided therein.

13.3  SOURCE OF BENEFITS

      Benefits under the Plan shall be paid or provided for solely from the Trust, and neither the Company, an Employer, the Administrator, Trustee or Investment Manager shall assume any liability therefor.

13.4  BENEFITS NOT ASSIGNABLE

      Benefits provided under the Plan may not be assigned or alienated, either voluntarily or involuntarily. The preceding sentence shall also apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a "domestic relations order" (as defined in Code (S) 414(p)) unless such order is determined by the Administrator to be a "qualified domestic relations order" (as defined in Code (S) 414(p)) or, in the case of a "domestic relations order" entered before January 1, 1985, if either payment of benefits pursuant to the order has commenced as of that date or the Administrator decides to treat such order as a "qualified domestic relations order" within the meaning of Code (S) 414(p) even if it does not otherwise qualify as such.
                                     13-1

13.5  DOMESTIC RELATIONS ORDERS

      Any other provision of the Plan to the contrary notwithstanding, the Administrator shall have all powers necessary with respect to the Plan for the proper operation of Code (S) 414(p) with respect to "qualified domestic relations orders" (or "domestic relations orders" treated as such) referred to in Section 13.4, including, but not limited to, the power to establish all necessary or appropriate procedures, to authorize the establishment of new accounts with such assets and subject to such restrictions as the Administrator may deem appropriate, and the Administrator may decide upon and direct appropriate distributions therefrom.

13.6  BENEFITS PAYABLE TO MINORS, INCOMPETENTS AND OTHERS

      In the event any benefit is payable to a minor or an incompetent or to a person otherwise under a legal disability, or who, in the sole discretion of the Administrator, is by reason of advanced age, illness or other physical or mental incapacity incapable of handling and disposing of his property, or otherwise is in such position or condition that the Administrator believes that he could not utilize the benefit for his support or welfare, the Administrator shall have discretion to apply the whole or any part of such benefit directly to the care, comfort, maintenance, support, education or use of such person, or pay the whole or any part of such benefit to the parent of such person, the guardian, committee, conservator or other legal representative, wherever appointed, of such person, the person with whom such person is residing, or to any other person having the care and control of such person. The receipt by any such person to whom any such payment on behalf of any Participant or Beneficiary is made shall be a sufficient discharge therefor.

13.7  MERGER OR TRANSFER OF ASSETS

      13.7.1 The merger or consolidation of the Company with any other person, or the transfer of the assets of the Company to any other person, shall not constitute a termination of the Plan, if provision is made for the continuation of the Plan.

      13.7.2 The Plan may not merge or consolidate with, or transfer any assets or liabilities to, any other plan, unless each Participant would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the
                                     13-2
benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

13.8  PARTICIPATION IN THE PLAN BY AN AFFILIATE

      13.8.1 By duly authorized action, an Affiliate may adopt the Plan. Such Affiliate by duly authorized action, also may determine the classes of its Employees who shall be Eligible Employees. Such Affiliate shall make such contributions to the Plan on behalf of such Employees as is determined by the Company. If no such action is taken, the Eligible Employees and the amount of Retirement Benefit shall be determined in accordance with the Plan provisions applicable to an Employer.

      13.8.2 By duly authorized action, any other Employer may terminate its participation in the Plan or withdraw from the Plan and the Trust.
      13.8.3 An Employer other than the Company shall have no power with respect to the Plan except as specifically provided by this Section 13.8.

13.9  ACTION BY EMPLOYER

      Any action required to be taken by an Employer pursuant to the terms of the Plan shall be taken by the board of directors of the Employer or any person or persons duly empowered to exercise the powers of the Employer with respect to the Plan.

13.10 PROVISION OF INFORMATION

      For purposes of the Plan, each Employee shall execute such forms as may be reasonably required by the Administrator and the Employee shall make available to the Administrator and the Trustee any information they may reasonably request in this regard.
                                     13-3

13.11 CONTROLLING LAW

      The Plan is intended to qualify under Code (S) 401(a) and to comply with ERISA, and its terms shall be interpreted accordingly. Otherwise, to the extent not preempted by ERISA, the laws of the State of Kansas shall control the interpretation and performance of the terms of the Plan.

13.12 CONDITIONAL RESTATEMENT

      Anything in the foregoing to the contrary notwithstanding, the Plan has been restated on the express condition that it will be considered by the Internal Revenue Service as qualifying under the provisions of Code (S) 401(a) and the Trust qualifying for exemption from taxation under Code (S) 501(a). If the Internal Revenue Service determines that the Plan or Trust does not so qualify, the Plan shall be amended or terminated as decided by the Company.

13.13 RULES OF CONSTRUCTION

      Masculine pronouns used herein shall refer to men or women or both and nouns and pronouns when stated in the singular shall include the plural and when stated in the plural shall include the singular, unless qualified by the context. Titles of Articles and Sections of the Plan are for convenience of reference only and are to be disregarded in applying the provisions of the Plan. Any reference in this Plan to an Article or Section is to the Article or Section so specified of the Plan.

      IN WITNESS WHEREOF, WADDELL & REED FINANCIAL, INC has caused this Plan to be restated, effective as of __________, 1998.


                              WADDELL & REED FINANCIAL , INC.


                              By: _________________________________
                                    Its:____________________________

                                     13-4

                       APPENDIX A - TOP-HEAVY PROVISIONS

     A. As used in this Appendix A, each of the following terms shall have the meanings for that term set forth below:
          (a) Defined Benefit Plan means, a plan of the type defined in Code (S)
              --------------------
414(j) maintained by the Company or an Affiliate, as applicable.
          (b) Defined Contribution Plan means, a plan of the type defined in
              -------------------------
Code (S) 414(i) maintained by the Company or an Affiliate, as applicable.
          (c) Determination Date means, for any Plan Year subsequent to the
              ------------------
first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, Determination Date means the last day of that year.
          (d) Determination Period means the Plan Year containing the
              --------------------
Determination Date and the four preceding Plan Years.
          (e) Key Employee means any Employee or former Employee (and the
              ------------
Beneficiaries of such Employee) who at any time during the Determination Period was:
               (i) an officer of an Employer having Limitation Compensation greater than 50% of the dollar limitation under Code (S) 415(b)(1)(A) for any Plan Year within the Determination Period,
               (ii) an owner (or individual considered an owner under Code (S)
     318) of one of the ten largest interests in an Employer if such individual's Limitation Compensation exceeds 100% of the dollar limitation in effect under Code (S) 415(c)(1)(A),
               (iii) a "5-percent owner" (as defined in Code (S) 416(i)) of an Employer, or
               (iv) a "1-percent owner" (as defined in Code (S) 416(i)) of an Employer who has Limitation Compensation of more than $150,000.
          (f) Limitation Compensation means, for an Employee, the Employee's
              -----------------------
earned income, wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of Employment (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses); amounts described in Code (S)(S) 104(a)(3),

                                  Appendix-1

105(a) and 105(h) to the extent includable in the Employee's gross income; amounts described in Code (S) 105(d) whether or not excludable from the Employee's gross income; reimbursed non-deductible moving expenses; the value of nonqualified stock options to the extent includable in the Employee's gross income in the year of grant; the amount includable in the Employee's gross income pursuant to an election under Code (S) 83(b); distributions from an unfunded, non-qualified plan of deferred compensation; and excluding the following:
               (i) contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or contributions under a "simplified employee pension" (within the meaning of Code (S) 408(k)) to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation (other than an unfunded non-qualified plan);
               (ii) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or other property) held by the Employee either becomes freely "transferable" or is no longer subject to a "substantial risk of forfeiture" (both quoted terms within the meaning of Code (S) 83(a));
               (iii) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and
               (iv) other amounts which received special tax benefits, or contributions made (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Code (S) 403(b) (whether or not the amounts are actually excludable from the gross income of the Employee).
          (g) Non-Key Employee means any Employee who is not a Key Employee.
              ----------------
          (h) Permissive Aggregation Group means the Required Aggregation Group
              ----------------------------
of plans plus any other plan or plans of the Company or an Affiliate which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code (S)(S) 401(a)(4) and 410.
          (i) Required Aggregation Group means (i) each Qualified Plan of an
              --------------------------
Employer in which at least one Key Employee participates, and (ii) any other Qualified Plan of an Employer which enables a plan described in (i) to meet the requirements of Code (S)(S) 401(a)(4)

                                  Appendix-2
and 410.
          (j) Super Top-Heavy Plan means, for any Plan Year beginning after
              --------------------
December 31, 1983, the Plan if any Top-Heavy Ratio as determined under the definition of Top-Heavy Plan exceeds 90%.
          (k) Top-Heavy Plan means, for any Plan Year beginning after December
              --------------
31, 1983, the Plan if any of the following conditions exists:
               (i) If the Top-Heavy Ratio for the Plan exceeds sixty percent and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.
               (ii) If the Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Required Aggregation Group of plans exceeds sixty percent.
               (iii) If the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent.

          (l)  Top-Heavy Ratio means,
               ---------------
               (i) If the Company or an Affiliate maintains one or more Defined Benefit Plans and the Company or an Affiliate has never maintained any Defined Contribution Plan (including any "simplified employee pension" within the meaning of Code (S) 408(k)) which during the 5-year period ending on the Determination Date has or has had account balances, the Top-Heavy Ratio for the Plan alone or for the Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the present values of accrued benefits under the aggregated Defined Benefit Plans of all Key Employees as of the respective Determination Date for each plan (including any part of any accrued benefit distributed in the 5-year period ending on the Determination Date), and the denominator of which is the sum of the present values of all accrued benefits under the aggregated Defined Benefit Plans as of the respective Determination Date for each plan (including any part of any accrued benefit distributed in the 5-year period ending on the Determination Date) determined in accordance with Code (S) 416.

                                  Appendix-3

               (ii) If the Company or an Affiliate maintains one or more Defined Benefit Plans and the Company or an Affiliate maintains or has maintained one or more Defined Contribution Plans (including any "simplified employee pension" within the meaning of Code (S) 408(k)) which during the 5-year period ending on the Determination Date has or has had any account balances, the Top-Heavy Ratio for any Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the present value of accrued benefits under the aggregated Defined Benefit Plans for all Key Employees, determined in accordance with (i) above, plus the sum of account balances under the aggregated Defined Contribution Plans for all Key Employees as of the respective Determination Date for each plan, and the denominator of which is the sum of the present value of all accrued benefits under the aggregated Defined Benefit Plans, determined in accordance with (i) above, plus the sum of all account balances under the aggregated Defined Contribution Plans for all Participants as of the respective Determination Date for each plan, all determined in accordance with Code (S) 416. The account balances under a Defined Contribution Plan in both the numerator and denominator of the Top-Heavy Ratio are adjusted for any distribution of any account balance made in the 5-year period ending on the Determination Date.
               (iii) For purposes of (i) and (ii) above, the value of account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code (S) 416 for the first and second plan year of a Defined Benefit Plan. The account balances and accrued benefits of a Participant (A) who is a Non-Key Employee but who was a Key Employee in a prior year, or (B) who has not been credited with at least one Hour of Service with any Employer at any time during the 5-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code (S) 416. Deductible employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the respective Determination

                                  Appendix-4

     Dates for the aggregated plans that fall within the same calendar year.
               (iv) Solely for the purpose of determining if the Plan, or any other plan included in a Required Aggregation Group of which this Plan is a part, is Top-Heavy (within the meaning of Code (S) 416(g)) such determination shall be made under (A) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer, or
     (B) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code (S) 4ll(b)(l)(C).
          (m) Valuation Date means, the date as of which account balances, or
              --------------
accrued benefits are valued for purposes of calculating the Top-Heavy Ratio.

     B. If the Plan is determined to be a Top-Heavy Plan or a Super Top-Heavy Plan as of any Determination Date, then it shall be subject to the rules set forth in this Appendix A, beginning with the first Plan Year commencing after such Determination Date. Even if, as of a subsequent Determination Date, the Plan is determined to no longer be a Top-Heavy Plan or a Super Top-Heavy Plan, the rules set forth in these Sections will continue to apply.

     C. For each Plan Year beginning before January 1, 1989 in which the Plan is a Top-Heavy Plan or Super Top-Heavy Plan, Compensation for the purpose of this Plan shall be limited to the first $200,000 (or such larger amount as may be prescribed for the Plan Year involved pursuant to Code (S) 416(d)(2)) of the amount that would otherwise have been Compensation.

     D. (a) Except as provided in subparagraphs (b) and (c) below, for any Plan Year in or after which the Plan is a Top-Heavy Plan, each Participant who is a Non-Key Employee and has completed one Year of Service will accrue a Retirement Benefit (to be provided solely by Employer contributions) and expressed as a single life annuity commencing at normal retirement age (within the meaning of Code (S) 411(a)(8)) of not less than 2% of his or her average Limitation Compensation for the 5 consecutive years for which the Participant had the highest Limitation Compensation. The aggregate Limitation Compensation for the years during such five-year period in which the Participant was credited with one Year of Service will be divided by the number of such years in order to determine average Limitation Compensation. The minimum accrual is determined without regard to any Social Security contribution. The minimum accrual applies even though under other Plan provisions the Participant would not

                                  Appendix-5
otherwise be entitled to receive an accrual, or would have received a lesser accrual for the Plan Year. The suspension of benefits provisions of this Plan shall not apply to the minimum benefits hereunder.
          (b) No additional benefit accruals shall be provided pursuant to (a) above to the extent that the total accruals on behalf of the Participant attributable to Employer contributions will provide a Retirement Benefit expressed as a single life annuity commencing at normal retirement age (within the meaning of Code (S) 411(a)(8)) that equals or exceeds 20% of the Participant's highest average Limitation Compensation for the 5 consecutive years for which the Participant had the highest Limitation Compensation. All accruals of Employer derived benefits, whether or not attributable to years for which the Plan is a Top-Heavy Plan, may be used in computing whether the minimum accrual requirement of the preceding sentence is satisfied.
          (c) The provision in (a) above shall not apply to any Participant to the extent that the Participant is covered under any other plan or plans of an Employer and the Employer has provided in that plan that the minimum allocation or benefit requirement applicable to this Top-Heavy Plan will be met in the other plan or plans.

     E. If the Plan is a Top-Heavy Plan for any Plan Year, then the maximum benefit which can be provided under Code (S) 415 shall be determined by substituting "1.00" for "1.25" in Code (S) 415(e)(2)(B) and (3)(B), unless the Plan meets the requirements of Code (S) 416(h)(2)(B) and the Administrator increases the minimum rate of benefit accrual provided in Section D by one percent.

     F. Beginning with the Plan Year in which this Plan is Top-Heavy, the following vesting schedule will apply:

                                  Appendix-6

                      Completed Years of            Vested
                        Vesting Service           Percentage
                      ------------------          ----------
                               2                      20%
                               3                      40%
                               4                      60%
                               5                     100%

     G. In the event that any provision of this Appendix A is no longer required to qualify the Plan under the Code, then such provision shall thereupon be void without the necessity of further amendment of the Plan.

                                  Appendix-7